UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard, Suite 1400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(703) 287-7400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Iridium Communications Inc. (the “Company”), the Company’s stockholders approved the Iridium Communications Inc. 2012 Equity Incentive Plan (the “Plan”), under which a maximum of 13,416,019 shares of common stock are reserved for issuance pursuant to stock options and other equity awards, plus any shares underlying outstanding awards that return to the share reserve, as further described in the Plan. The Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2012. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan and the forms of grant notice and award agreements under the Plan, which are filed as Exhibit 99.1 through Exhibit 99.3 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 22, 2012 in McLean, Virginia. Of the 73,205,008 shares outstanding as of the record date, 66,466,357 shares, or approximately 90.8%, were present or represented by proxy at the meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1 — Election of Directors

The following ten (10) directors were elected to serve for one-year terms until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Niehaus	46,886,125	306,678	19,273,554
J. Darrel Barros	46,919,014	273,789	19,273,554
Scott L. Bok	45,847,288	1,345,515	19,273,554
Thomas C. Canfield	47,058,565	134,238	19,273,554
Brigadier Gen. Peter M. Dawkins (Ret.)	47,047,308	145,495	19,273,554
Matthew J. Desch	47,060,180	132,623	19,273,554
Alvin B. Krongard	46,894,313	298,490	19,273,554
Admiral Eric T. Olson (Ret.)	47,053,880	138,923	19,273,554
Steven B. Pfeiffer	46,968,344	224,459	19,273,554
Parker W. Rush	47,059,280	133,523	19,273,554

Proposal 2 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
43,168,160	714,461	3,310,182	19,273,554

Proposal 3 — Approval of the Iridium Communications Inc. 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
36,611,755	9,896,988	684,060	19,273,554

Proposal 4 — Ratification of the Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
66,329,439	117,824	19,094	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Iridium Communications Inc. 2012 Equity Incentive Plan, incorporated by reference to Appendix A to the Registrant’s Proxy Statement filed with the SEC on April 10, 2012.

99.2	Forms of Stock Option Grant Notice and Stock Option Agreement for use in connection with the Iridium Communications Inc. 2012 Equity Incentive Plan.

99.3	Forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement for use in connection with the Iridium Communications Inc. 2012 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

	By:	/s/ Matthew J. Desch
Date: May 23, 2012		Matthew J. Desch
Chief Executive Officer